BARRISTER GLOBAL SERVICES NETWORK, INC.

EXHIBIT 10.9

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

The Employment Agreement effective as of July 15, 2002 by and between John S. Bowers, III ("Employee") and Barrister Global Services Network, Inc. ("Barrister"), is hereby amended as follows:

         VIII. Section 2 Duties and Responsibilities shall be deleted and replaced with the following:

                  2. Duties and Responsibilities. Employee shall perform all duties incident to the position of Senior Vice President and Chief Operating Officer of Barrister as well as any other duties consistent with such position that may from time to time be assigned by the Board of Directors of Barrister or its designee (the "Board of Directors"), and agrees to abide by all By-laws, policies, practices, procedures or rules of Barrister. Employee may be reassigned or transferred to another management position, as designated by the Board of Directors of Barrister, which may or may not provide the same level of responsibility as the initial assignment, in accordance with the terms and conditions of this Agreement but which will never be less than an officer of Barrister reporting to the Chief Executive Officer and/or Board of Directors of Barrister. Employee agrees to establish a residence in the Buffalo, New York area by March 31, 2003. Employee agrees, as an executive, that during the term of this Agreement, he shall devote his full business time and attention exclusively to the business and affairs of Barrister, and shall use his best efforts, skills, and ability to promote the business of Barrister and perform for Barrister such duties as are customarily performed by a management or executive employee having responsibility in such areas. Employee shall have such power and authority as shall reasonably be required to enable him to perform his duties hereunder in an efficient manner; provided that in the exercising of such power and authority and the performance of such duties, he shall at all times be subject to the supervision and direction of the President and Chief Executive Officer and/or the Board of Directors of Barrister. The Board of Directors shall have the right from time to time, to assign to the Employee additional duties and responsibilities and to delegate to other employees of Barrister duties and responsibilities normally discharged by the Employee. All such assignments and delegations of duties and responsibilities shall be made in good faith and shall not materially affect the general executive character of the work to be performed by the Employee.

         IX. Section 3 Remuneration, paragraph (a) shall be amended, effective January 20, 2003, to increase the Base Salary to $147,680.

         X. Section 3 Remuneration paragraph (c), the following sentence shall be inserted immediately following the 1st sentence:

                  Employee will also be entitled to reimbursement for reasonable relocation expenses incurred through March 31, 2003 in accordance with Barrister's Relocation Policy for establishing a Buffalo residence.

         XI. Section 6, paragraph (a) Termination of Employment by Barrister, 3rd sentence, delete "failure to generate a profit for the Barrister Advantage Services Division for two (2) consecutive quarters".

         XII. Section 6, paragraph (b) Termination of Employment by Employee, 2nd paragraph shall be deleted and replaced with the following:

                  Employee may terminate this Agreement with Good Reason. As used herein, "Good Reason" shall mean any breach by Barrister of this Agreement that continues for a period of 30 days after written notice thereof is given by Employee to Barrister. If Employee terminates his employment for Good Reason, Barrister shall nevertheless continue to pay Employee's salary and provide Employee benefits as if he remained employed through July 31, 2004. If, for other than Good Reason, Employee terminates this Agreement within twelve (12) months of the effective date of Employee's relocation, Employee shall reimburse Barrister for all costs of relocation reimbursed to Employee by Barrister pursuant to Barrister's Relocation Policy.

All other terms and conditions of the original agreement shall remain in full force and effect.

This Amendment shall be effective January 1, 2003, except as otherwise noted herein.

In Witness Whereof, the parties hereto have executed this Amendment on this 31st day of January, 2003.

BARRISTER GLOBAL SERVICES NETWORK, INC.
BY: /s/ William O. Bray                             /s/ John S. Bowers
    --------------------                            ------------------
        William O. Bray                      John S. Bowers, III President and
                                                  Chief Executive Officer

STATE OF LOUISIANA
PARISH OF ORLEANS

         On the ________ day of _________________, in the year 2002, before me, the undersigned, personally appeared _________________________________________, personally known to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity
(ies), and that by his/her/their signature(s) on the instrument, on the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             ___________________________________
                                               Notary Public

STATE OF NEW YORK
COUNTY OF ERIE

         On the ________ day of _________________, in the year 2002, before me, the undersigned, personally appeared _________________________________________, personally known to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity
(ies), and that by his/her/their signature(s) on the instrument, on the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             ___________________________________
                                               Notary Public

BARRISTER GLOBAL SERVICES NETWORK, INC.

EXHIBIT NO. 23

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Barrister Global Services Network, Inc.

We consent to the incorporation by reference in the Registration Statements (Nos. 33-8749 and 333-89947) of Barrister Global Services Network, Inc. on Form S-8 of our report dated June 3, 2003, appearing in this Annual Report on Form 10-K of Barrister Global Services Network, Inc. for the year ended March 31, 2003.

DELOITTE & TOUCHE LLP
Buffalo, New York
June 24, 2003

EXHIBIT 99

                    BARRISTER GLOBAL SERVICES NETWORKS, INC.

                                  CERTIFICATION
                      PURSUANT TO 18 U. S. C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

                  Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Barrister Global Services Network, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

                  The Annual Report on Form 10-K for the year ending March 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2003                    By: /s/ William O. Bray
                                           -------------------------------------
                                                 William O. Bray
                                                  President and
                                              Chief Executive Officer

Date: June 24, 2003                    By: /s/ Richard P. Beyer
                                           -------------------------------------
                                                    Richard P. Beyer
                                              Senior Vice President, Finance
                                               (Principal Financial Officer)